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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): June 28, 2002


                                NMT Medical, Inc.
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               (Exact name of registrant as specified in charter)



Delaware                            000-21001              95-4090463
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(State or Other Juris-             (Commission             (IRS Employer
diction of Incorporation)          File Number)            Identification No.)



27 Wormwood Street, Boston, Massachusetts                  02210-1625
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(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code: (617) 737-0930
                                                    ----------------------------


                                       N/A
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          (Former name or former address, if changed since last report)


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Item 4. Changes in Registrant's Certifying Accountant.

     On June 28, 2002, the Board of Directors of NMT Medical, Inc. (the "Company"), through its Audit Committee, decided to no longer engage Arthur Andersen LLP ("Arthur Andersen") as the Company's independent public accountants and to engage Ernst & Young LLP as the Company's independent public accountants.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the years ended December 31, 2001 and 2000 and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K through the date hereof.

     During the years ended December 31, 2001 and 2000 and through the date hereof, neither the Company nor anyone acting on behalf of the Company consulted Ernst & Young regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any reportable event as defined in Item 304(a)(1)(v) of Regulation S-K through the date hereof.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated June 28, 2002, stating its agreement with such statements.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

Exhibit No.         Description

    16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 28, 2002.

    99              Press Release dated July 1, 2002.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2002          NMT Medical, Inc.
                             -----------------
                             (Registrant)


                             By: /s/ Richard E. Davis
                                -----------------------------------------------
                             Name:   Richard E. Davis
                             Title:  Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.         Description

    16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 28, 2002.

    99              Press Release dated July 1, 2002.